SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

TRANSCEND SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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TRANSCEND SERVICES, INC.

945 East Paces Ferry Road, Suite 1475

Atlanta, Georgia 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 4, 2005

To the Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of Transcend Services, Inc. (the “Company”) will be held on May 4, 2005 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time for the following purposes:

1.	To elect a Board of Directors consisting of five members to hold office until the next annual meeting of stockholders or until their successors are elected and qualified.

2.	To approve the 2005 Stock Incentive Plan.

3.	To ratify the appointment of Miller Ray Houser & Stewart LLP as independent public accountants to audit the accounts of the Company for the year ending December 31, 2005.

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 9, 2005 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed postage-paid envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

By order of the Board of Directors,

/s/ Joseph G. Bleser
JOSEPH G. BLESER
Secretary

Atlanta, Georgia

March 18, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

TRANSCEND SERVICES, INC.

945 East Paces Ferry Road, Suite 1475

Atlanta, Georgia 30326

PROXY STATEMENT

For Annual Meeting Of Stockholders To Be Held On May 4, 2005

GENERAL

This Proxy Statement and the accompanying form of Proxy are being furnished to the stockholders of Transcend Services, Inc. (the “Company” or “Transcend”) on or about March 18, 2005 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 4, 2005 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time and any postponement or adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. The address of the principal executive offices of the Company is 945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326 and the Company’s telephone number is (404) 364-8000.

Unless otherwise specified, all shares represented by effective proxies will be voted in favor of (i) election of the five nominees as Directors; (ii) the approval of the 2005 Stock Incentive Plan; (iii) the ratification of the selection of Miller Ray Houser & Stewart LLP to serve as the independent public accountants for the Company for the year ending December 31, 2005; and (iv) the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The Board of Directors does not know of any other business to be brought before the meeting, but as to any such other business, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of the Company.

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited in person or by telephone or telegram by Directors and Officers of the Company who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.

Holders of record of outstanding shares of the Common Stock of the Company, at the close of business on March 9, 2005, are entitled to notice of and to vote at the meeting. As of March 9, 2005, there were approximately 277 holders of record of the Company’s Common Stock and 7,435,053 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote. A majority of the shares entitled to vote, whether present in person or by proxy, shall constitute a quorum.

When a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares having voting power present in person or by proxy shall decide the action proposed in each matter listed in the accompanying Notice of Annual Meeting of Stockholders, except for the election of Directors. The Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner, and does not have discretionary power. An abstention from voting by a stockholder on proposals other than the election of directors and ratification of accountants will have the same effect as a vote against such proposal. Broker “non-votes” are not counted for purposes of determining whether proposals other than the election of directors and ratification of accountants have been approved, which will also have the same effect as a vote against such proposals.

AGENDA ITEM ONE

ELECTION OF DIRECTORS

The Bylaws of Transcend currently provide that the Board of Directors shall consist of not less than one Director, subject to increase or decrease in such number within legal limits by action of the Board of Directors or stockholders. There are presently five Directors.

The Nominating and Corporate Governance Committee evaluates the size and composition of the Board of Directors on at least an annual basis. The Nominating and Corporate Governance Committee has nominated and recommends for election as Directors the five nominees set forth below. Each nominee presently serves as a Director of the Company. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. If all of the nominees are elected, the Company’s Board of Directors will have five members.

Each of the five nominees has consented to being named in this Proxy Statement and to serve as a Director of the Company if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a Director, the proxies will be voted for such other person as may be designated by the Nominating and Corporate Governance Committee as substitute nominee, but in no event will proxies be voted for more than five nominees. The Nominating and Corporate Governance Committee has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The following is a brief description of the background and business experience of each of the nominees for election to the Board of Directors:

Larry G. Gerdes	Mr. Gerdes (age 56) has served as Chairman of the Board of the Company since May 2000, as a Director of the Company since June 1985 and as its Chief Executive Officer since May 1993. From June 1985 until December 8, 2003, Mr. Gerdes served as President of the Company. From September 16, 2000 through December 31, 2003, Mr. Gerdes served as the Company’s Chief Financial Officer. In addition, Mr. Gerdes served as Secretary of the Company between September 16, 2000 and May 22, 2001. From 1991 to 1993, Mr. Gerdes was a private investor and from May 1992 until January 1995, Mr. Gerdes was the Chairman of the Board of Directors of Bottomley and Associates, which merged with Transcend in 1995. Prior to 1991, Mr. Gerdes held various executive positions with HBO & Company, a healthcare information systems company, including Chief Financial Officer and Executive Vice President. Mr. Gerdes also serves as a Director of Alliance Healthcard, Inc., a publicly traded company, which trades under the symbol ALHC.OB.

Joseph P. Clayton	Mr. Clayton (age 55) has served as a Director of the Company since May 2000. Mr. Clayton has been Chairman of the Board of Directors of Sirius Satellite Radio (“Sirius”), a satellite radio broadcaster, since November 18, 2004 and served as the President and Chief Executive Officer of Sirius between November 2001 and November 17, 2004. Prior to joining Sirius, Mr. Clayton was President of North American Operations of Global Crossing Ltd. (“Global”), a global provider of integrated Internet, data, voice and conferencing services, from September 1999 to November 2001. On January 28, 2002, Global filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. From 1997 to 1999, Mr. Clayton was the President and Chief Executive Officer of Frontier Corporation (“Frontier”), a provider of telecommunication services that was purchased by Global in 1999. Prior to joining Frontier, Mr. Clayton served as Executive Vice President of Marketing and Sales for the Americas and Asia for Thomson, a consumer electronics company, from 1992 through 1996. Mr. Clayton serves on the Dean’s Advisory Board of the Indiana University Kelley School of Business, as a Trustee of Bellarmine University, Louisville, Kentucky, and as Trustee of the Rochester Institute of Technology, Rochester, New York. He is also a member of the New York State Office of Science, Technology and Academic Research (NYSTAR) Advisory Council. Mr. Clayton serves as Chairman of the Board of Directors of Sirius Satellite Radio, a publicly traded company, which trades under the symbol SIRI.

James D. Edwards	Mr. Edwards (age 61) has served as a Director of the Company since July 2003. Mr. Edwards provided independent contractor and consulting services to a real estate development company in 2002 and 2003 subsequent to his retirement in April 2002 from the position of Managing Partner – Global Market Organization of Arthur Andersen LLC, an international public accounting firm, where he was employed for 38 years. Mr. Edwards serves as a member of: (i) the Board of Directors and the Audit Committee of IMS Health Incorporated (NYSE: RX), a global provider of pharmaceutical market intelligence; (ii) the Board of Directors of Crawford & Company (NYSE: CRDA and CRDB), a global provider of claims management solutions to insurance companies and self-insured entities; and (iii) the Board of Directors of Huron Consulting Group (OTC: HURN), a provider of financial and operational consulting services. Mr. Edwards is a member of the American Institute of Certified Public Accountants.

Walter S. Huff, Jr.	Mr. Huff (age 70) has served as a Director of the Company since October 1993. Mr. Huff was the founder of HBO & Company and served as its Chairman from 1974 until 1990 and Chief Executive Officer from 1974 to 1984 and from 1986 until 1989. Since 1990, Mr. Huff has been a private investor.

Charles E. Thoele	Mr. Thoele (age 69) has served as a Director of the Company since October 1993. Mr. Thoele has been a consultant to Sisters of Mercy Health Systems since February 1991. From 1986 to February 1991, he served as a Director and the Chief Operating Officer of Sisters of Mercy Health Systems. Mr. Thoele is currently Chairman of the Board of St. John’s Mercy Healthcare System in St. Louis, Missouri. Mr. Thoele is a past Chairman of the Catholic Hospital Association.

No Director or Executive Officer of Transcend is related to any other Director or Executive Officer of Transcend.

The Board of Directors recommends a vote “FOR” each of the above nominees.

AGENDA ITEM TWO

APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

The Board of Directors (the “Board”) has approved and adopted, subject to stockholder approval, the Transcend Services, Inc. 2005 Stock Incentive Plan (the “Plan”). The Board has authorized that 250,000 shares of the Company’s Common Stock, $0.05 par value, be reserved for the Plan. The Board grants an immediately exercisable option to purchase 10,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant to a Director elected by the stockholders for his first term of service. The Board also grants immediately exercisable options to purchase 5,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant to a non-management Director upon re-election to the Board. See “Additional Information – Compensation of Directors”. As of March 9, 2005, the market value of the Company’s Common Stock was $3.02 per share. The Plan is set forth in its entirety in EXHIBIT A to this Proxy Statement and is incorporated herein by reference. The following summary is qualified in its entirety by reference to the complete text of the Plan in EXHIBIT A. See also “Equity Compensation Plan Information”.

The primary purposes of the Plan are to (a) attract and retain high caliber employees, directors, consultants, advisors and independent agents; (b) motivate Plan participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further align the Plan participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s Common Stock, thereby promoting the long-term financial interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The Company may grant incentive stock options, nonqualified stock options or restricted stock awards (collectively referred to as “Awards”) under the Plan. Incentive stock options (“ISOs”) are intended to be treated as such within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified stock options are, in general, options that are not intended to have, or do not qualify for, the special income tax advantages associated with incentive stock options. A restricted stock award is a grant of shares of Common Stock or a right to receive shares of Common Stock in the future subject to certain conditions, restrictions and contingencies.

The major provisions of the Plan are as follows:

Administration. The Plan is administered by the Stock Option and Compensation Committee of the Board (the “Committee”). The Committee has the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards in accordance with the provisions of the Plan.

Eligibility. All employees, directors, consultants or other person providing bona fide services to the Company or a Subsidiary of the Company are eligible to receive Awards under the Plan, but ISOs may only be awarded to employees of the Company or a Subsidiary of the Company. As of February 28, 2005, approximately 607 employees and five directors were eligible to receive Awards.

Exercise Price of Stock Options. The exercise price of all options shall be determined by the Committee at the time of grant but shall not be less than the fair market value of the Common Stock on the date of grant, and in the case of ISOs granted to certain recipients shall be greater than the fair market value of the Common Stock on the grant date.

Term of Award. The term of each Award will be as determined by the Committee, but in no event will the term of any option be greater than ten years from the date of grant. For each Award, the Committee shall set forth the extent to which unvested Awards shall be forfeited upon a person’s termination of employment or ceasing to be an eligible person as defined in the Plan and the extent to which vested Awards are exercisable by that person following such an event.

Payment for Stock Options. Payment for stock purchased upon the exercise of a stock option must be made in full at the time the option is exercised (i) in cash; (ii) in shares of Common Stock having a fair market value at the time of exercise equal to the aggregate exercise price and having been held by the optionee for more than six months; or (iii) in a combination of cash and shares, as determined by the Committee.

Forfeited Awards. Shares of Common Stock reserved for a forfeited Award shall again be available for a new Award under the Plan.

Tax Withholding. The Company may require a participant to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding required in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan prior to the date such withholding tax is due.

Transferability. Awards under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the provisions of the related Award agreement established by the Committee have been satisfied, provided that an incentive stock option shall not be transferable in any manner by an optionee other than by will or the laws of descent and distribution.

Change of Control. In the event of a change of control as defined in the Plan, Awards under the Plan that were not vested at the time of the change of control become fully vested, subject to the approval of the Committee.

Amendment and Termination of the Plan. The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may adversely affect the rights of any participant in the Plan under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and provided further that no material amendment shall be made to the Plan without the approval of the shareholders of the Company. A material amendment would include, but is not limited to, the following: (a) any increase in the number of shares of Common Stock to be issued under the Plan; (b) any increase in the number of shares of Common Stock that can be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; (c) any material increase in benefits to Participants, including any material change to: (i) permit a repricing (or decrease in the exercise price) of outstanding options, (ii) reduce the price at which shares or options to purchase shares may be offered, or (iii) extend the duration of the Plan; (d) any change in the class of employees eligible to be awarded Incentive Stock Options under the Plan or to participate in the Plan; or (e) any expansion in the types of options or awards provided under the Plan.

Federal Income Tax Consequences

Incentive Stock Options. All ISOs granted or to be granted under the Plan are intended to be incentive stock options as defined in Section 422 of the Code.

Under the provisions of Code Section 422, for regular federal income tax purposes, neither the holder of an ISO nor the issuer of such option will recognize income, gain, deduction or loss upon the grant or exercise of the ISO. An optionee will be taxed only when the Common Stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period (a “Disqualified Disposition”), the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of: (i) gain on the sale or other disposition; or (ii) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

For purposes of the alternative minimum tax, the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer’s alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

The foregoing discussion and the reference to capital gain or loss treatment assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition that results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

The Plan permits an optionee to pay all or part of the purchase price for common shares acquired pursuant to exercise of an ISO by transferring to the Company other shares of Company common stock owned by the optionee, and Section 422 of the Code provides that an option will continue to be treated as an ISO if it is exercised in such manner. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired common shares to the Company as payment of the exercise price. The common shares received by the optionee, equal in number to the previously acquired common shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired common shares. The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Common shares received by the optionee in excess of the number of previously acquired common shares will have a basis of zero (plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid) and a holding period which commences as of the date the common shares are transferred to the optionee upon exercise of the ISO. If the exercise of any ISO is effected using common shares previously acquired through the exercise of an ISO, the exchange of the previously acquired common shares will be considered a disposition of the common shares for the purpose of determining whether a Disqualifying Disposition has occurred and, thus, whether ordinary income will be recognized. In such case, the optionee’s basis in the number of new common shares so acquired that is equal to the number of common shares surrendered will be equal to the optionee’s cost basis in the common shares surrendered plus the amount of ordinary income recognized. The optionee’s basis in the additional number of new common shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered common shares, the amount of any cash paid. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under Section 422 of the Code.

In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option that is designated as an ISO will be treated as a nonqualified stock option and the holder taxed accordingly. For example, a change in the terms of an option that gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the “new option” is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a nonqualified stock option.

Nonqualified Stock Options. All options granted or to be granted under the Plan that do not qualify as incentive stock options are nonqualified stock options not entitled to special tax treatment under Section 422 of the Code.

A participant in the Plan will recognize taxable income upon the grant of a nonqualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. However, under the applicable Treasury Regulations, the nonqualified stock options issued under the Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

Upon the exercise of a nonqualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a nonqualified stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a nonqualified stock option.

Common shares acquired upon the exercise of a nonqualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common shares, the optionee will recognize long-term capital gain or loss if the optionee has held the common shares for more than one year prior to disposition, or short-term capital gain or loss if the optionee has held the common shares for one year or less.

If an optionee pays the exercise price, in whole or in part, with previously acquired common shares, the optionee will recognize ordinary income in the amount by which the fair market value of the common shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering the previously acquired common shares to the Company. Common shares received by an optionee, equal in number to the previously acquired common shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired common shares. Common shares received by an optionee in excess of the number of such previously acquired common shares will have a basis equal to the amount of ordinary compensation income recognized as the result of the exercise of the option plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid. The holding period for the additional common shares will commence as of the date of exercise or such other relevant date.

Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable free of a substantial risk of forfeiture, a Participant will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest or become so transferable over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the Participant either as additional compensation or, if the Participant has made the election described above, as dividend income.

General. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from Awards granted under the Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that the Company complies with the reporting requirements applicable to the ordinary income recognized by the employee. The Company will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute “excess parachute payments” pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. The Company also may not be entitled to a deduction with respect to payments to certain employees of the Company to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The Board of Directors recommends a vote FOR the Transcend Services, Inc. 2005 Stock Incentive Plan.

AGENDA ITEM THREE

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Miller Ray Houser & Stewart LLP (“MRH&S”) served as the independent public accountants for the fiscal years ended December 31, 2003 and 2004, and upon the recommendation of the Audit Committee, the Board of Directors has selected MRH&S as the Company’s independent public accountants for the year ending December 31, 2005. See also the Report of the Audit Committee included in this Proxy Statement.

Representatives of MRH&S are expected to be present at the meeting and shall have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Miller Ray Houser & Stewart LLP.

ADDITIONAL INFORMATION

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Company’s Board of Directors has three standing committees: the Nominating and Corporate Governance Committee, the Audit and Finance Committee and the Stock Option and Compensation Committee.

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), which is comprised of Messrs. Clayton (Chairman), Edwards and Thoele, was established on May 6, 2004 for the purposes of (i) assisting the Board in identifying qualified individuals to become members of the Board of Directors; (ii) determining the composition of the Board of Directors and its committees; (iii) monitoring the process to assess the effectiveness of the Board of Directors; and (iv) developing and implementing the Company’s corporate governance guidelines. Each of Messrs. Clayton, Edwards and Thoele are independent in accordance with the requirements of the Nasdaq Stock Market rules governing such a committee. The Nominating and Governance Committee (i) leads the search for individuals qualified to become members of the Board of Directors and selects director nominees to be presented for approval by the stockholders of the Company; (ii) reviews the Board of Director’s committee structure and recommends to the Board of Directors for its approval directors to serve as members of each committee; (iii) develops and recommends to the Board of Directors for its approval a set of corporate governance guidelines; (iv) reviews all related party transactions and all potential conflicts of interest involving members of the Board or management and recommends appropriate action on each such matter to the Board; (v) monitors compliance with the Company’s existing Code of Business Conduct and Ethics Policy and considers any waiver of said Code; (vi) develops and recommends to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees; and (vii) reviews on an annual basis compensation for directors serving on the Board of Directors and its committees. The Nominating and Governance Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the Board of Directors. A stockholder wishing to propose a candidate for the Nominating and Governance Committee’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Transcend Services, Inc., 945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia, 30326, Attention: Corporate Secretary not later than January 1, 2006. The Nominating and Governance Committee shall select individuals, including candidates proposed by stockholders, as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders. Additional information regarding the Nominating and Governance Committee is included in the Nominating and Corporate Governance Committee Charter attached as EXHIBIT B to this Proxy Statement. The Nominating and Governance Committee held one (1) meeting in the year ended December 31, 2004.

The Audit and Finance Committee (the “Audit Committee”) of the Board of Directors, which is comprised of Messrs. Edwards (Chairman), Clayton and Thoele, is established for the purpose of overseeing the accounting and reporting processes of Transcend and the audits of the financial statements of Transcend. Each of Messrs. Edwards, Clayton and Thoele is “independent” as defined in and required by Rules 4200(a)(14) and 4350(d)(2)(A) of The Nasdaq Stock Market’s listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Edwards is an audit committee financial expert as defined in Item 401(h)(2) of Regulation S-K. The Report of the Audit Committee appears below. The Audit Committee held five (5) meetings in the year ended December 31, 2004.

The Stock Option and Compensation Committee (the “Compensation Committee”), comprised of Messrs. Thoele (Chairman), Clayton and Huff, acts as administrator of Transcend’s stock option, stock incentive and stock purchase plans and makes recommendations concerning the establishment of additional employee benefit plans and compensation for Transcend’s executive officers. Each member of the Compensation Committee is independent under the rules of the Nasdaq Stock Market. The Compensation Committee held four (4) meetings in the year ended December 31, 2004.

The Board of Directors held five (5) meetings during the year ended December 31, 2004. During the year ended December 31, 2004, each Director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served. The independent members of the Board of Directors met in executive session at each meeting of the Board of Directors held during the year ended December 31, 2004. Although the Company does not have a formal policy regarding the Directors’ attendance at annual meetings, all of the Company’s Directors attended the last annual meeting of stockholders that was held on May 6, 2004.

COMPENSATION OF DIRECTORS

At the recommendation of the Stock Option and Compensation Committee, the Board approved the compensation of Directors presented herein. The Board grants an immediately exercisable option to purchase 10,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant to a Director elected by the stockholders for his first term of service. The Board also grants immediately exercisable options to purchase 5,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant to each non-management Director upon reelection to the Board. As such, on May 6, 2004, Messrs. Clayton, Edwards, Huff and Thoele were each granted a ten-year option to purchase 5,000 shares of the Company’s Common Stock at an exercise price of $3.21 per share. In addition, each non-management Director receives (i) a cash retainer of $3,500 per quarter with the exception of the Chairman of the Audit Committee whose cash retainer is $4,500 per quarter; (ii) a $500 fee for participating in each meeting of the Board, other than telephonic meetings for which the fee is $250 per meeting; and (iii) a $250 fee for participating in each meeting of a Committee of the Board. No fees are paid to Mr. Gerdes, the Chairman of the Board, who is also an Executive Officer of the Company. See “Executive Compensation.”

COMMUNICATIONS WITH THE BOARD

While the Board of Directors does not have a formal process for stockholders to send communications to the Board of Directors, each member of the Board of Directors is receptive to receiving such communications from stockholders. Stockholders may send communications to the attention of any Director at the Company’s office address.

CODE OF BUSINESS CONDUCT AND ETHICS POLICY

The Company’s Board of Directors adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) on February 10, 2003. The Code of Ethics applies to all directors, officers and employees of the Company and must be acknowledged in writing by the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

REPORT OF THE AUDIT COMMITTEE

February 7, 2005

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004 to be included in the Company’s Annual Report on Form 10-K.

We have discussed with Miller Ray Houser & Stewart LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, we have received and reviewed the written disclosures and the letter from Miller Ray Houser & Stewart LLP required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, and have discussed with Miller Ray Houser & Stewart LLP the accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

We have recommended that the stockholders of the Company ratify the appointment of Miller Ray Houser & Stewart LLP as Independent Public Accountants to audit the accounts of the Company for the year ending December 31, 2005. Miller Ray Houser & Stewart LLP served as the Independent Public Accountants that audited the accounts of the Company and its subsidiaries for each year since the year ended December 31, 2001.

Prior to the start of each annual audit in 2003 and 2004, the Audit Committee reviewed and pre-approved the fee estimates of Miller Ray Houser & Stewart LLP for providing the audit, audit-related, tax and all other services described below. In addition, the Audit Committee reviewed and pre-approved Management’s budget for audit, audit-related, tax and all other fees related to Miller Ray Houser & Stewart LLP in conjunction with its review of the Company’s business plan and related operating budgets for the years ended December 31, 2004 and 2003. In addition to the review and pre-approval processes described above, in 2004 and beyond, as provided for in the Audit Committee Charter referred to below, the Committee pre-approved and intends to continue pre-approving all audit and non-audit services to be provided by the independent auditors by delegating to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of the services described under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” by Miller Ray Houser & Stewart LLP are compatible with maintaining the principal accountant’s independence and determined that the independence of Miller Ray Houser & Stewart LLP was not and is not impaired by the provision of said services.

Audit Fees

The aggregate fees billed by Miller Ray Houser & Stewart LLP for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2003 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years were $51,500 and $44,922, respectively. No person or firm other than Miller Ray Houser & Stewart LLP performed audit services for the Company in either 2004 or 2003.

Audit-Related Fees

The aggregate fees billed by Miller Ray Houser & Stewart LLP for professional services rendered in conjunction with accounting and financial reporting issues during 2004 and 2003 and the Company’s Registration Statements on Forms S-8 and S-3 filed in 2004 and 2003, respectively, totaled $4,259 and $10,362 in the years ended December 31, 2004 and 2003, respectively.

Tax Fees

The aggregate fees billed by Miller Ray Houser & Stewart LLP for professional services rendered in conjunction with federal, state and local income tax return preparation and signature in 2004 and 2003; payroll tax consulting in 2004 and 2003; and sales and use tax consulting in 2004 and 2003 totaled $46,789 and $35,702 in the years ended December 31, 2004 and 2003, respectively.

All Other Fees

The aggregate fees billed by Miller Ray Houser & Stewart LLP for the audit of the Company’s 401(K) plan and related review of the Company’s Form 5500 for said plan totaled $6,150 and $6,300 in the years ended December 31, 2004 and 2003, respectively.

A representative of Miller Ray Houser & Stewart LLP will be present at the Annual Meeting of Stockholders and shall have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Charter

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors that was included as an exhibit to the Proxy Statement for the 2004 Annual Meeting of Stockholders held on May 6, 2004. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis

The foregoing report has been furnished by the Audit Committee of the Board of Directors of Transcend Services, Inc.

James D. Edwards, Chairman

Joseph P. Clayton

Charles E. Thoele

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 15, 2005, certain information with respect to all stockholders known to Transcend to beneficially own more than five percent of the Company’s Common Stock, and information with respect to Transcend Common Stock beneficially owned by each Director of Transcend, each nominee for election as Director, the Executive Officers included in the Summary Compensation Table set forth under the caption “Executive Compensation,” and all Directors and Executive Officers of Transcend as a group. Unless otherwise indicated, the address of each beneficial owner is c/o Transcend Services, Inc., 945 East Paces Ferry Road, Suite 1475, Atlanta, GA 30326. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

Beneficial Owner	Amount and Nature of Beneficial Ownership/(1)/		Percentage Beneficially Owned
Laumar Investors Limited Partnership 3500 Parklane Suite 720 Norcross, GA 30092	531,000		7.14%

Larry G. Gerdes	1,046,795	/(2)/	13.99%

Joseph P. Clayton	25,375	/(3)/	*

James D. Edwards	20,000	/(4)/	*

Walter S. Huff, Jr.	945,740	/(5)/	12.71%

Charles E. Thoele	50,580	/(6)/	*

Thomas C. Binion	81,750	/(7)/	1.09%

Joseph G. Bleser	47,961	/(8)/	*

Carl P. Hawkins	87,200	/(9)/	1.16%

All Directors and Executive Officers as a group (9 persons)	2,310,401	/(10)/	29.99%

*	Represents less than 1%

/(1)/	“Beneficial Ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of Common Stock underlying options to purchase Common Stock which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 7,435,053 shares of Common Stock outstanding as of February 15, 2005, except for certain parties who hold presently exercisable options to purchase Common Stock, or options which are exercisable within sixty days of February 15, 2005. The percentages for those parties who hold presently exercisable options to purchase Common Stock, or options which are exercisable within sixty days of February 15, 2005, are based upon the sum of 7,435,053 shares plus the number of shares subject to presently exercisable options to purchase Common Stock, or options which are exercisable within sixty days of February 15, 2005, held by them, as indicated in the following notes.

/(2)/	Includes 28,720 shares held by Mr. Gerdes’ spouse; 10,000 shares held by the Gerdes Family Partnership LP of which Mr. Gerdes is the General Partner; 3,000 shares held by an Investment Partnership for which Mr. Gerdes has 1/8th interest, exercises investment decision control and shares voting power; and 50,000 shares of Common Stock that may be acquired by Mr. Gerdes upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(3)/	Includes 5,000 shares held by Joseph P. Clayton Revocable Trust; 375 shares held by an Investment Partnership in which Mr. Clayton has 1/8th interest and shares voting power; and 15,000 shares of Common Stock that may be acquired by Mr. Clayton upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(4)/	Includes 15,000 shares of Common Stock that may be acquired by Mr. Edwards upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(5)/	Includes 5,000 shares of Common Stock that may be acquired by Mr. Huff upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(6)/	Includes 45,580 shares held by C. Thoele Lifetime Trust and 5,000 shares of Common Stock that may be acquired by Mr. Thoele upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(7)/	Includes 76,250 shares of Common Stock that may be acquired by Mr. Binion upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(8)/	Includes 17,500 shares of Common Stock that may be acquired by Mr. Bleser upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(9)/	Includes 79,500 shares of Common Stock that may be acquired by Mr. Hawkins upon the exercise of stock options exercisable within 60 days of February 15, 2005.

/(10)/	Includes 268,250 shares of Common Stock that may be acquired upon the exercise of stock options exercisable within 60 days of February 15, 2005.

EXECUTIVE OFFICERS

The executive officers of the Company as of February 28, 2005 are presented below:

NAME	AGE	POSITION WITH THE COMPANY
Larry G. Gerdes	56	Chairman of the Board and Chief Executive Officer (1)
Thomas C. Binion	50	President and Chief Operating Officer (2)
Carl P. Hawkins	52	Vice President – Chief Information Officer
Joseph G. Bleser	59	Chief Financial Officer, Treasurer and Corporate Secretary
Jeanne N. Bateman	50	Controller, Chief Accounting Officer and Assistant Secretary

(1)	Mr. Gerdes served as the Company’s President from June 1985 until December 8, 2003. Mr. Gerdes also served as the Company’s Chief Financial Officer and Treasurer from September 16, 2000 through December 31, 2003. See “Election of Directors” for additional information with respect to Mr. Gerdes.

(2)	Mr. Binion was appointed to the position of President effective December 9, 2003, in addition to the position of Chief Operating Officer, which he has held since January 1, 2003. Prior to January 1, 2003, Mr. Binion served as Vice President of Transcription Production.

Thomas C. Binion served as Vice President of Transcription Production for Transcend from August 2000 to December 2002. Since January 1, 2003, Mr. Binion has held the position of Chief Operating Officer and effective December 9, 2003, Mr. Binion was appointed to the position of President for Transcend. For five years prior to joining Transcend, Mr. Binion served in various field management positions at Per-Se Technologies, Inc., a physician practice management services company.

Carl P. Hawkins has served as Vice President – Chief Information Officer for Transcend since May 1998. From December 1996 to May 1998, Mr. Hawkins served as President of HCS Consulting Services; from March 1995 to December 1996, he was President of the Transaction Processing Group for Medaphis Corporation, a physician and hospital business management services and software company; and from January 1984 to March 1995, he was Vice President at Citibank, where among other things he managed strategic information services projects with the Europe and North American Card Products Group.

Joseph G. Bleser has served as Chief Financial Officer, Treasurer and Secretary since January 1, 2004. Mr. Bleser has provided financial consulting services to several healthcare service and technology companies, including Transcend, since July 1998. Mr. Bleser served as Chief Financial Officer for several public companies, including HBO & Company, Allegiant Physician Services, Inc. and HIE, Inc., from 1982 to June 1998. Mr. Bleser is a licensed Certified Public Accountant with ten years of public accounting experience in an international accounting firm. Mr. Bleser serves as a member of the Board of Directors and Audit Committee of Matria Healthcare, Inc. (Nasdaq: MATR), a provider of comprehensive disease management services to health plans and employers.

Jeanne N. Bateman has served as Controller, Chief Accounting Officer and Assistant Secretary since December 1, 2003. During 2002 and 2003, Ms. Bateman provided financial and analytical services on a volunteer basis to several community organizations. From February 2001 until January 2002, Ms. Bateman served as Chief Financial Officer of Surgical Information Systems, LLC; from 1999 until 2001, she was Vice President – Chief Financial Officer, Treasurer and Corporate Secretary for Marketring.com, Inc., a former provider of Web-based portals to facilitate e-commerce; and from 1993 through 1998, she held several financial executive positions with Xcellenet, Inc., a provider of communication software for large, remote and mobile workforces. Ms. Bateman is a licensed Certified Public Accountant.

Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company. Executive officers will devote full time effort to the affairs of the Company.

EXECUTIVE COMPENSATION

The following table provides certain summary information for the years ended December 31, 2004, 2003 and 2002 concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and the only other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2004 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION			LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS/ SAR’S (#)
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)
Larry G. Gerdes Chairman of the Board and Chief Executive Officer (1)	2004 2003 2002	235,000 220,000 220,000	— — —	— 100,000 —
Thomas C. Binion President and Chief Operating Officer (2)	2004 2003 2002	185,000 165,000 145,000	— — —	— 40,000 20,000
Carl P. Hawkins Vice President – Chief Information Officer	2004 2003 2002	160,000 150,000 145,000	— — —	10,000 26,000 5,000
Joseph G. Bleser Chief Financial Officer, Treasurer and Corporate Secretary (3)	2004	120,000	—	—

(1)	Mr. Gerdes served as the Company’s President from June 1985 until December 8, 2003. Mr. Gerdes also served as the Company’s Chief Financial Officer and Treasurer from September 16, 2000 through December 31, 2003.

(2)	Mr. Binion was appointed to the positions of Chief Operating Officer effective January 1, 2003 and President effective December 9, 2003. Prior to January 1, 2003, Mr. Binion served as Vice President of Transcription Production.

(3)	Mr. Bleser was appointed to the positions of Chief Financial Officer, Treasurer and Corporate Secretary effective January 1, 2004.

STOCK OPTION GRANTS AND RELATED INFORMATION

The following table sets forth information regarding the individual grant of an option for Transcend Common Stock during the twelve months ended December 31, 2004 to one of the Named Executive Officers in the Summary Compensation Table above. The one indicated grant was made pursuant to the Transcend Services, Inc. 2001 Stock Incentive Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Transcend Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in 2004 (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
						5%	10%
Carl P. Hawkins	10,000	(1)	5.6%	$3.21	05/06/14	$20,200	$51,200

(1)	25% of these options vested on December 31, 2004. The remaining 75% of these options vest on the third anniversary of the date of grant (May 6, 2007).

(2)	Transcend granted options to purchase a total of 178,500 shares to Directors, Officers and employees in the twelve months ended December 31, 2004.

(3)	The stock option was granted with an exercise price equal to the fair market value of the Transcend Common Stock on the date of grant.

(4)	The 5% and 10% assumed rates of annual compound stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent Transcend’s estimate of projection of future prices for Transcend Common Stock.

AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR END OPTION VALUES

There were no options exercised by the Named Executive Officers during fiscal 2004.

The following table contains the aggregate number of shares of Common Stock underlying stock options held by each Named Executive Officer as of December 31, 2004:

	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In- The-Money Options at December 31, 2004 ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Larry G. Gerdes	50,000	50,000	$0	$0
Thomas C. Binion	72,500	47,500	$60,613	$40,738
Carl P. Hawkins	77,625	33,875	$104,897	$18,328
Joseph G. Bleser	17,500	22,500	$26,300	$9,900
Jeanne N. Bateman	4,375	15,625	$850	$2,550

(1)	Represents the excess of the fair market value of the Common Stock of approximately $3.09 per share (the closing price as quoted on the Nasdaq SmallCap Market on December 31, 2004) above the exercise price per share of the options times the applicable number of shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN

COMPENSATION DECISIONS

The Stock Option and Compensation Committee of the Board of Directors for 2004 was comprised of Messrs. Charles E. Thoele (Chairman), Joseph P. Clayton and Walter S. Huff, Jr. None of the members of the Stock Option and Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2004. No interlocking relationship exists between members of the Company’s Board of Directors or Compensation Committee and members of the board of directors or compensation committee of any other company.

On March 30, 2001, Larry G. Gerdes and Walter S. Huff, Jr. (the “Guarantors”) personally guaranteed the repayment of borrowings, if any, under the Company’s $1.5 million line of credit (“LOC”) with Bank of America, N.A. (the “Bank”). The LOC bore interest at the Bank’s prime rate of interest minus one-half percent. On March 25, 2002 and again on March 21, 2003, prior to the annual termination dates of the LOC, the Company and the Guarantors renewed the LOC and extended the termination date to March 31, 2004. From March 30, 2001 through July 22, 2003, the Guarantors received no compensation for providing such guarantees. On July 23, 2003, the independent members of the Board of Directors authorized the payment of an annual facility fee to the Guarantors in an amount equal to 1% of the LOC facility (or $15,000 in aggregate). In addition, quarterly usage fees were payable to the Guarantors at the rate of 2% per annum on average daily borrowings under the LOC during the quarter. No such usage fees were paid to the Guarantors during either 2003 or 2004. When the Company’s LOC was renewed on March 8, 2004, the Bank no longer required the personal guarantees, which were terminated at such time.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of Compensation Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2004, the Stock Option and Compensation Committee of the Board of Directors was comprised of three non-employee members of the Board: Charles E. Thoele (Chairman), Joseph P. Clayton and Walter S. Huff, Jr. The Stock Option and Compensation Committee establishes the general compensation policy for all executive officers of the Company and administers the incentive plans, including the 1992 Stock Option Plan, the 2001 Stock Option Plan, the 2003 Stock Incentive Plan, the 2004 Employee Stock Purchase Plan and the cash bonus program for executive officers. The Stock Option and Compensation Committee also is responsible for reviewing executive officer compensation levels and evaluating management performance. The discussion set forth below is a report submitted by the Stock Option and Compensation Committee regarding the Company’s compensation policies and programs for executive officers for 2004.

Stock Option and Compensation Committee Philosophy

The Company’s executive compensation program is designed to reward outstanding performance and results. The Stock Option and Compensation Committee believes that the Company must pay competitively to attract, motivate and retain qualified executives. Moreover, in order to align their interests with the stockholders of the Company and maximize stockholder value, the Stock Option and Compensation Committee also believes that the Chief Executive Officer and the Company’s other executive officers should be significantly motivated by Transcend’s as well as individual performance.

In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company’s short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive compensation that varies based on corporate and individual performance.

To accomplish these objectives, the Stock Option and Compensation Committee has structured the executive compensation program with three primary underlying components: base salary, performance incentives and long-term incentives (such as stock options). The following sections describe these elements of compensation and discuss how each component relates to the Company’s overall compensation philosophy.

Base Salary Program

The Company’s base salary program is based on a philosophy of providing base pay levels that are competitive with similarly situated companies in the healthcare industry as well as public companies of similar size in other industries. The Committee periodically reviews its executive pay levels to assure consistencies with the external market. At its meeting on December 8, 2004, the Committee reviewed the historical cash compensation and stock option awards received by the Company’s executives. At its meeting on December 9, 2003, the Committee performed a comprehensive review of comparative executive compensation information that was prepared by the Company for the Committee using criteria for selecting comparable companies that was provided by the Chairman of the Committee. Annual salary adjustments are based on several factors including the general level of market salary increases, individual performance and long-term value to the Company, competitive base salary levels and the Company’s overall financial and operating results. Mr. Gerdes, the Company’s Chief Executive Officer, received an increase of 6.8% in base pay from an annual base salary level of $220,000 to $235,000 effective January 1, 2004. Mr. Gerdes did not receive an increase in his annual base salary level for 2005. The committee believes that Mr. Gerdes’ base salary is reasonable considering all of the factors discussed herein.

Performance Bonuses

Performance bonuses are intended to (i) reward executive officers based on Company and individual performance, (ii) motivate executive officers, and (iii) provide pay-for-performance cash compensation opportunities to executive officers. Accordingly, a portion of the executives’ compensation is contingent upon corporate performance and adjusted where appropriate, based on an executives’ performance against personal performance objectives. No bonuses were paid to executive officers in 2004.

Long-Term Incentives

Long-term incentives are designed to focus the efforts of executive officers on the long-term goals of the Company and to maximize total return to the stockholders of the Company. In the past, the Stock Option and Compensation Committee has relied primarily on stock option awards to provide long-term incentive opportunities. Stock options issued by the Company generally have a ten-year term before expiration, are exercisable over a number of years from the date of grant, and executives must be employed by the Company at the time of vesting in order to exercise the options. The Compensation Committee believes that dependence on stock options for a portion of executives’ compensation more closely aligns such executives’ interests with those of the Company’s stockholders, since the ultimate value of such compensation is linked directly to stock price.

On December 24, 2003, the Committee granted to Mr. Gerdes a nonqualified stock option to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $4.15 per share, which was the closing price per share of the Company’s Common Stock as reported on the Nasdaq SmallCap Market System on that date. One half of the shares covered by the option granted to Mr. Gerdes vested on the first anniversary of the date of the grant. The remaining 50% of the shares covered by the option vest in two equal annual installments beginning on the second anniversary of the date of grant. Mr. Gerdes did not receive any additional grant of stock options during 2004. Mr. Hawkins was the only executive officer to be granted stock options during 2004 as presented in the “Stock Option Grants and Related Information” section of this Proxy Statement.

Fiscal Year 2004 Actions

The compensation for the Chief Executive Officer for fiscal 2004 was determined in the manner described above and no particular quantitative measures were used by the Stock Option and Compensation Committee in determining his compensation except as so described.

At its meeting on December 8, 2004, the Stock Option and Compensation Committee reviewed and approved the Company’s executive compensation program effective January 1, 2005 in the manner described herein. Said executive compensation program was filed with the Securities and Exchange Commission on a Current Report on Form 8-K on December 13, 2004 and as an exhibit included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 that was filed on March 9, 2005.

The Stock Option and Compensation Committee continually evaluates the Company’s compensation policies and procedures with respect to executives. Although the Stock Option and Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company’s stockholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

Charles E. Thoele, Chairman

Joseph P. Clayton

Walter S. Huff, Jr.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of stock options under all of the Company’s existing equity compensation plans, including the Company’s 1992 Stock Option Plan, 2001 Stock Option Plan and 2003 Stock Incentive Plan. On October 27, 2004, the Board of Directors issued a warrant to purchase 100,000 shares of the Company’s unregistered Common Stock at $2.55 per share, the fair market value on the date of issuance, to a strategic business partner who may exercise the warrant at any time on or before October 27, 2007.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	921,200	$2.62	119,300
Equity compensation plans not approved by security holders	100,000	$2.55	0

Total	1,021,200	$2.61	119,300

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth on the following page is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the Nasdaq Composite Index and the Nasdaq Health Services Index for the period commencing on December 31, 1999 and ending December 31, 2004. The graph assumes that the value of the investment in the Company’s Common Stock in each index was $100 on December 31, 1999. The Company has not paid any cash dividends on its Common Stock.

Comparison of Five−Year Cumulative Total Returns

Performance Graph for
Transcend Services, Inc.

Produced on 02/04/2005 including data to 12/31/2004

246.5
89.9
53.8
$0
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004

Legend

Symbol	CRSP Total Returns Index for:	12/1999	12/2000	12/2001	12/2002	12/2003	12/2004
——— ■	Transcend Services, Inc.	100.0	40.0	37.2	21.5	120.7	89.9
— — *	Nasdaq Stock Market (US Companies)	100.0	60.3	47.8	33.1	49.4	53.8
- - - ▲	Nasdaq Health Services Stocks SIC 8000−8099 US & Foreign	100.0	137.3	148.4	127.9	195.6	246.5

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year−end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1999.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

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©Copyright 2005

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 30, 2001, Larry G. Gerdes and Walter S. Huff, Jr. (the “Guarantors”) personally guaranteed the repayment of borrowings, if any, under the Company’s $1.5 million line of credit (“LOC”) with Bank of America, N.A. (the “Bank”). The LOC bore interest at the Bank’s prime rate of interest minus one-half percent. On March 25, 2002 and again on March 21, 2003, prior to the annual termination dates of the LOC, the Company and the Guarantors renewed the LOC and extended the termination date to March 31, 2004. From March 30, 2001 through July 22, 2003, the Guarantors received no compensation for providing such guarantees. On July 23, 2003, the independent members of the Board of Directors authorized the payment of an annual facility fee to the Guarantors in an amount equal to 1% of the LOC facility (or $15,000 in aggregate). In addition, quarterly usage fees were payable to the Guarantors at the rate of 2% per annum on average daily borrowings under the LOC during the quarter. No such usage fees were paid to the Guarantors during either 2003 or 2004. When the Company’s LOC was renewed on March 8, 2004, the Bank no longer required the personal guarantees, which were terminated at such time.

PROPOSALS BY STOCKHOLDERS

Proposals by stockholders intended to be presented at the 2006 Transcend annual meeting (to be held in the Spring of 2006) must be forwarded in writing and received at the principal executive office of Transcend no later than November 18, 2005 directed to the attention of the Secretary, for consideration for inclusion in the Transcend’s proxy statement for the annual meeting of stockholders to be held in 2006. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

In connection with the Company’s Annual Meeting of Stockholders to be held in 2006, if the Company does not receive notice of a matter or proposal to be considered by February 1, 2006; then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is properly raised at the Annual Meeting and put to a vote.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, Directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, officers and greater than 10% stockholders were complied with during the year ended December 31, 2004.

Although it is not the Company’s obligation to make filings pursuant to Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report to the Company’s Chief Financial Officer all trading activity in the Company’s Common Stock on the day of said trade(s) to facilitate the timely filing of the reports(s) of such trading activity with the Securities and Exchange Commission.

ANNUAL REPORT ON FORM 10-K

Additional information concerning the Company, including financial statements of the Company, is provided in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which accompanies this report. Exhibits filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, are available to stockholders who make written request to the Company’s Secretary, 945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment of what is in the best interests of the Company.

By Order of the Board of Directors

/s/ Larry G. Gerdes
LARRY G. GERDES
Chairman of the Board

Atlanta, Georgia

March 18, 2005

EXHIBIT A

TRANSCEND SERVICES, INC.

2005 STOCK INCENTIVE PLAN

TRANSCEND SERVICES, INC.

2005 STOCK INCENTIVE PLAN

ARTICLE 1

GENERAL

1.1 Purpose. The Transcend Services, Inc. 2005 Stock Incentive Plan (the “Plan”) has been established by Transcend Services, Inc. (the “Company”) to (a) attract and retain high caliber employees, directors, consultants and independent agents; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, if any, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan. At the discretion of the Committee, a Participant may be granted any Award for which such Participant is eligible under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company, if any (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

1.3 Definitions. For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Award. The term “Award” shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards.

(b) Award Agreement. The term “Award Agreement” shall mean an agreement entered into by the Company and a Participant, setting forth the terms and provisions applicable to the Award granted to such Participant under this Plan, as further described in Section 5.8 of the Plan.

(c) Board. The term “Board” shall mean the Board of Directors of the Company.

(d) Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include a reference to any successor provision of the Code.

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(e) Committee. The term “Committee” shall have the meaning set forth in Section 2.1 of the Plan.

(f) Disability. The term “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(g) Effective Date. The term “Effective Date” shall have the meaning set forth in Section 5.1 of this Plan.

(h) Eligible Person. The term “Eligible Person” shall mean any employee or director of the Company, or a Related Company, if any, and any consultant, advisor or other person providing bona fide services to the Company or a Related Company; provided, however, that consultants or advisors shall be eligible for Awards under the Plan only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(i) Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the Rules and regulations promulgated thereunder.

(j) Exercise Price. The term “Exercise Price” shall mean the exercise price as determined under Section 3.2.

(k) Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any day, the following rules shall apply:

(i) If the Stock is listed on any established stock exchange or a national securities market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for that day, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii) If the Stock is regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on that day, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l) Incentive Stock Option or ISO. The term “Incentive Stock Option” or “ISO” shall have the meaning set forth in Section 3.1 of the Plan.

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(m) Insider. The term “Insider” means each Person who would be an “executive officer” of the Company, as the term “executive officer” is used in Rule 3b-7 of the Exchange Act (regardless of whether the Company is subject to such Exchange Act) and each member of the Board of Directors of the Company.

(n) Non-Qualified Stock Option. The term “Non-Qualified Stock Option” shall have the meaning set forth in Section 3.1 of the Plan.

(o) Option. The term “Option” shall have the meaning set forth in Section 3.1 of the Plan.

(p) Participant. The term “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan in accordance with Section 2.2(a) of the Plan.

(q) Period(s) of Restriction. The term “Period(s) of Restriction” means the period(s) during which the transfer of shares granted pursuant to a Restricted Stock Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

(r) Related Companies. The term “Related Company” means any company during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Company or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Company.

(s) Restricted Stock Award. The term “Restricted Stock Award” means an award of shares of Stock pursuant to Article 4 of the Plan.

(t) Stock. The term “Stock” shall mean shares of $0.05 par value common stock of the Company.

(u) 10% Shareholder. The term “10% Shareholder” means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a Related Company.

ARTICLE 2

COMMITTEE

2.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Stock Option and Compensation Committee (the “Committee”) selected by the Board and, except as provided below, consisting solely of two or

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more “Non-Employee Directors” as such term is defined in Rule 16b-3 of the Exchange Act. If at any time there is not such a committee in existence pursuant to this Section 2.1, the Committee shall consist of all the members of the Board.

2.2 Powers of Committee. The authority of the Committee shall include the following:

(a) Subject to the provisions of the Plan, the Committee shall have the authority and discretion to select from among the Eligible Persons those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s or a Related Company’s success and such other factors as the Committee deems relevant. Notwithstanding the foregoing, ISOs may be granted only to employees of the Company or a Related Company.

(b) Subject to the provisions of the Plan, the Committee shall have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code §162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) The Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(d) The Committee shall have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final, conclusive and binding on all Persons, including the Company and Related Companies, their shareholders, Eligible Persons, Participants, and their estates and beneficiaries.

(f) Except as otherwise expressly provided in the Plan, and to the extent allowable under law, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made.

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(g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

2.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

2.4 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties hereunder. The records of the Company and Related Companies as to an Eligible Person’s or Participant’s employment or performance of services, termination of employment or cessation of performance of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

ARTICLE 3

STOCK OPTIONS

3.1 Options. The grant of an option (an “Option”) entitles the Participant to purchase the number of shares of Stock designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options granted under this Article 3 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” or “ISO” is an Option that is intended to qualify as, and that satisfies the requirements applicable to, an “incentive stock option” described in Section 422(b) of the Code. A “Non-Qualified Stock Option” is an Option that is not intended to be, or does not qualify as, an “incentive stock option” as that term is described in Section 422(b) of the Code. To the extent that the aggregate Fair Market Value (determined at time of grant) of the shares of Stock subject to ISOs granted to a Participant under the Plan and under any other stock option plan adopted by the Company or a Related Company that first become exercisable in any calendar year exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

3.2 Exercise Price. The “Exercise Price” of each Option granted under this Article 3 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided that, in the case of an ISO, the Exercise Price per share shall not be less than 100% (or, in the case of a 10% Shareholder, 110%) of the Fair Market Value of a share of Stock as of the date on which the Option is granted; and provided further that in the case of a Non-Qualified Stock Option, the Exercise Price per share

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shall not be less than 100% of the Fair Market Value of a share of Stock as of the date on which the Option is granted.

3.3 Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided that an ISO may not be exercisable more than 10 (or, in the case of a 10% Shareholder, 5) years after the date such ISO is granted. If the Committee provides, in its discretion, that any Option is exercisable only in installments, to the extent allowed under law, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

3.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Article 3 shall be subject to the following:

(a) Subject to the following provisions of this Section 3.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise.

(b) The Exercise Price shall be payable (i) in cash; (ii) by tendering shares of Stock held by the Participant for more than six months (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise); or (iii) in any combination thereof, as determined by the Committee.

3.5 Settlement of Award. Distribution of shares of Stock following exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 4

RESTRICTED STOCK AWARDS

4.1 Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Stock or of a right to receive shares of Stock in the future.

4.2 Parameters for Restricted Stock Awards. Each Restricted Stock Award shall be subject to such conditions, restrictions and contingencies, as the Committee shall determine. These may include continuous service and/or the achievement of performance measures. The performance measures that may be used by the Committee for such Awards shall be measured by such criteria as the Committee may establish, consistent with any applicable requirements of Code §162(m). The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company (or Related Company) or business unit performance and/or on performance as compared with that of other companies.

The language regarding performance measures is intended to permit the Company to bring these awards within the requirements of the general rule for the performance based

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compensation exception to the $1 million limit on deductible compensation under Code § 162(m).

4.3 Custody of Certificates. The Company shall have the right to retain the certificates representing shares of Stock subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Restricted Stock Award have been satisfied.

4.4 Voting Rights. Except as otherwise provided by the Committee in an Award Agreement, during any Period of Restriction, Participants holding shares of Stock subject to a Restricted Stock Award granted hereunder may exercise full voting rights with respect to those shares, whether or not such shares are in the custody of the Company.

4.5 Dividends and Other Distributions. During any Period of Restriction, Participants holding shares of Stock subject to a Restricted Stock Award granted hereunder may be credited with regular cash dividends paid with respect to the underlying shares while they are so held, whether or not such shares are in the custody of the Company. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

In the event that any dividend constitutes a “derivative security” or an “equity security” pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the shares of Stock subject to the Restricted Stock Award with respect to which the dividend is paid.

ARTICLE 5

OPERATION AND ADMINISTRATION

5.1 Effective Date. The Plan shall be effective as of February 7, 2005 (the “Effective Date”); provided, however, that, to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company; and provided further that no Option issued under the Plan shall constitute an ISO unless the Plan is approved by the shareholders of the Company within 12 months of the adoption of the Plan by the Board and no Options may be exercised prior to such shareholder approval if such Option is intended to be an ISO. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

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5.2 Shares Subject to Plan. The maximum number of shares issuable under the Plan shall be as set forth below:

(a) Subject to adjustment as set forth in Section 5.2(d), the maximum number of shares of Stock available for issuance under the Plan as of the Effective Date shall be 250,000 shares of Stock.

(b) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c) If the Exercise Price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to facilitate the transaction or to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of securities which may be delivered under the Plan, but only if and to the extent that such adjustment may be effected without shareholder approval of the Plan as so adjusted being required in order for Options issued after the adjustment to be eligible for qualification as incentive stock options under Code Section 422; (ii) the number and kind of securities subject to outstanding Awards; (iii) the Exercise Price of outstanding Options; and (iv) acceleration of Awards so that they vest prior to the transaction with or without provision for the termination of Awards not exercised prior to the transaction, as well as any other adjustments that the Committee determines to be equitable, including, without limitation, substitution of the securities of any other Person for the securities of the Company.

(e) The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective affected Participants, to issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards, provided that said issuance is made at least six (6) months plus one (1) day after said surrender and cancellation. The Committee may at any time (including in anticipation of an event described in Section 5.2(d) whereby Awards are to be substituted, assumed, or replaced by a successor company), upon twenty (20) days prior written notice, buy from a Participant an Award previously granted with payment in cash, Stock (including shares of Stock subject to a Restricted Stock Award) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree; provided, however, notwithstanding the foregoing, the Committee shall have the right and authority without

8

Participant approval to buy from the Participant all unexercised Awards acquired by Participant hereunder for the total Fair Market Value of such Awards (which in the case of an Option, shall be determined by multiplying the number of then vested and exercisable shares under the Option times the positive difference between the Fair Market Value of a share and the Exercise Price provided in the Option Award Agreement and, in the case of a Restricted Stock Award, shall be the Fair Market Value of Stock that has fully vested under the terms of the Restricted Stock Award, subject to any right of repurchase otherwise possessed by the Company).

(f) Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity), and any such use shall reduce on a share-for-share basis the number of shares available for issuance under the Plan.

5.3 Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(c) No Participant may be granted Awards with respect to more than 100,000 shares during any one-year period.

5.4 Tax Withholding. The Company may require a Participant to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding required in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan prior to the date such withholding tax is due (and the Company may require the Company’s receipt of such amount as a condition to the delivery of any certificate for shares issuable to such Participant hereunder or to the issuance of shares to such Participant hereunder on a non-certificated basis) or, in the discretion of the Committee, the Company may withhold from any shares to be delivered to such Participant hereunder the number of shares sufficient to satisfy all or a portion of such tax withholding requirements, or the Company may withhold from any other payment or payments otherwise due to such Participant an amount sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash,

9

such payments may be net of an amount sufficient to satisfy any statutory Federal, state and local tax withholding requirements.

5.5 Legends. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear a restrictive legend as the Company deems necessary or advisable under applicable law, including federal and state securities laws.

5.6 Transferability. Except as otherwise provided by the Committee, Awards under the Plan shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until (i) in the case of a Restricted Stock Award, the end of the applicable Period or Periods of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement, or (ii) in the case of an Option, satisfaction of such conditions or period of time as are expressly set forth in the applicable Award Agreement as prerequisites for the transferability of such Option; provided that an ISO shall not be transferable in any manner by a Participant other than by will or the laws of descent and distribution. All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, and an ISO granted to a Participant hereunder may, during the lifetime of such Participant, be exercised only by such Participant.

5.7 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.8 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee shall require a Participant to enter into an agreement with the Company (the “Award Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan, the Award and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

5.9 Limitation of Implied Rights. No Participant is granted any rights under the Plan except as set forth herein or in an Award. In particular, by way of illustration:

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the fully vested and/or unrestricted, as the case may be, shares of Stock, if any, issuable to such Participant under the Plan, unsecured by any assets of the Company or any Related Company.

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(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Termination of Employment. Each Award Agreement shall, to the extent applicable, set forth the extent to which (i) unvested Options or shares of Stock subject to a Restricted Stock Award shall be forfeited upon termination of the Participant’s employment with the Company and Related Companies or upon the Participant’s otherwise ceasing to be an Eligible Person, (ii) vested Options are exercisable following termination of the Participant’s employment or the Participant’s otherwise ceasing to be an Eligible Person, or (iii) the Participant may incur a repayment obligation with respect to vested shares of Stock received pursuant to a Restricted Stock Award. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment and post-employment competition.

5.11 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information, on which the person acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

5.12 Liquidation of the Company. In the event of the complete liquidation or dissolution of the Company, any Options granted pursuant to the Plan and remaining unexercised shall be deemed automatically canceled without any action on the part of the Company and without regard to or limitation by any other provision of the Plan.

ARTICLE 6

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that, subject to Section 5.2(d) (relating to certain adjustments to shares), no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the applicable beneficiary or estate), adversely affect the rights of any Participant (or applicable beneficiary or estate) under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and provided further that no material amendment shall be made to the Plan without the approval of the shareholders of the Company. A material amendment would include, but not limited to, the following: (a) any increase in the number of shares of Stock to be issued under the Plan (except as provided in Section 5.2(d)); (b) any increase in the number of shares of Stock that can be issued pursuant to the exercise of ISOs granted under the Plan (except as provided in Section 5.2(d)); (c) any material increase in benefits to Participants, including any material change to: (i) permit a repricing (or decrease in

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the exercise price) of outstanding options, (ii) reduce the price at which shares or options to purchase shares may be offered, or (iii) extend the duration of the Plan; (d) any change in the class of employees of the Company or Related Companies eligible to be awarded ISOs under the Plan or to participate in the Plan; or (e) any expansion in the types of options or awards provided under the Plan.

ARTICLE 7

CHANGE OF CONTROL

7.1 The following acceleration provisions shall apply in the event of a Change of Control as defined in this Section 7.1:

(a) In the event of a Change of Control as defined in paragraph (b) of this Section 7.1:

(i) Any Options awarded under the Plan, if not previously exercisable and vested, shall become fully exercisable and vested, subject to the approval of the Committee; and

(ii) The restrictions and deferral limitations applicable to any Restricted Stock Award under the Plan shall lapse and such shares and awards shall be deemed fully vested, subject to the approval of the Committee.

(b) For purposes of paragraph (a) of this Section 7.1, a “Change of Control” means the happening of any of the following:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Stock of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (X) any acquisition by the Company; (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or, (Z) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 7.1; or

(ii) The individuals who, as of the date this Agreement is approved by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that, if the election, or nomination for election by the Company’s shareholders, of any

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new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered and defined as a member of the Incumbent Board; and provided further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

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ARTICLE 8

RULES OF CONSTRUCTION AND MISCELLANEOUS

8.1 Rules of Construction. For all purposes of this Plan, except as otherwise expressly provided:

(a) All accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles,

(b) All references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan, with the exception of those references identifying Code sections,

(c) The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision,

(d) Whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation,”

(e) Whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified, and

(f) A reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modifications thereto or reenactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

8.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.4 Requirements of Law. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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8.6 Governing Law. To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

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EXHIBIT B

TRANSCEND SERVICES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

TRANSCEND SERVICES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Transcend Services, Inc. (the “Company”) shall be to assist the Board in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring the process to assess the effectiveness of the Board of Directors, and in developing and implementing the Company’s corporate governance guidelines.

Committee Membership and Organization

Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162 (m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules.

Committee Authorities and Responsibilities

1.	To consider written recommendations for director nominees submitted in a timely manner to the Company’s Secretary by Stockholders of the Company. In addition, the Committee shall review all Stockholder proposals submitted in a timely manner to the Company and recommend appropriate action on each such proposal to the Board.

2.	To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for Stockholder approval at the annual meeting. Nominees may be suggested by Directors, members of management, Stockholders or in some cases by a third-party search firm. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the Stockholders.

3.	To review the Board of Director’s committee structure and to recommend to the Board of Directors for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

4.	To develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

5.	To review all related party transactions and actual or potential conflicts of interest involving members of the Board or management and recommend appropriate action on each such matter to the Board.

6.	To monitor compliance with the Company’s existing Code of Business Conduct and Ethics Policy and consider any waivers of said Code.

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7.	To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

8.	To review on an annual basis compensation for the directors serving on the Board of Directors and its committees.

9.	The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion to discharge its responsibilities described in this Charter, subject to the approval of the Board of Directors and budget limitations set by the Board of Directors.

Meetings

The Committee shall meet at least two times each year. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. A quorum, consisting of a majority of the members of the Committee, must be present, in person or telephonically, at each meeting.

Minutes

The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the Board of Directors in the Minute Books of the Company.

Reports

The Committee shall report its actions and recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Compensation

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

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PROXY SOLICITED BY THE BOARD OF DIRECTORS OF TRANSCEND SERVICES, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2005

The undersigned hereby appoints Larry G. Gerdes and Walter S. Huff, Jr., or either or them, with full power of substitution as proxies and attorneys-in-fact, to represent and vote, as designated below, the common stock of the undersigned at the Annual Meeting of Stockholders of Transcend Services Inc., (the “Company”) to be held on May 4, 2005, at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time and at any adjournments or postponements thereof on the matters set forth below:

1.	To elect five directors for a term of one year and until their successors are elected and qualified:

☐ For all Nominees listed below (except as instructed below).

Joseph P. Clayton, James D. Edwards, Larry G. Gerdes, Walter S. Huff, Jr. and Charles E. Thoele

☐ WITHHOLD AUTHORITY to vote for those Nominees listed below:

________________________________________________________________________________

2.	To approve the 2005 Stock Incentive Plan set forth as Exhibit A to the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of Miller Ray Houser & Stewart LLP as independent public accountants for the year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, upon such other matter or matters as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” each of the above proposals.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXIES DESIGNATED HEREIN ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder

Signature of Stockholder

Dated:

Important: Sign exactly as your name appears on this proxy card. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.